SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 25, 2000
(Date of earliest event reported)

Commission File Nos.:   333-68951



                        GE Capital Mortgage Services, Inc.
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       New Jersey                                      21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)



Three Executive Campus
Cherry Hill, New Jersey                                              08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   ---------------------------
      (99)                          Computational Materials
                                    prepared by Merrill Lynch,
                                    Pierce, Fenner & Smith
                                    Incorporated in connection
                                    with GE Capital Mortgage
                                    Services, Inc., REMIC
                                    Mortgage Pass-Through
                                    Certificates, Series 2000-9.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


July 25, 2000

                                   By:    /s/ Al Gentile
                                          ------------------------
                                   Name:  Al Gentile
                                   Title: Designated Officer

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                        P
                        prepared by Merrill Lynch,
                        Pierce, Fenner & Smith
                        Incorporated in connection
                        with GE Capital Mortgage
                        Services, Inc., REMIC
                        Mortgage Pass-Through
                        Certificates, Series 2000-9.